UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2007

Date of reporting period:  October 31, 2007

Item 1. Report to Stockholders.

MicroCap Opportunities Fund

Emerging Opportunities Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:
• IRA• Roth IRA
• SEP-IRA• Coverdell Education
• SIMPLE IRASavings Account

2% redemption fee imposed for shares
held less than ninety (90) days.

This report is authorized for distribution only to
shareholders and others who have received a copy of the
prospectus of the Perritt MicroCap Opportunities Fund
and/or the Perritt Emerging Opportunities Fund.

300 S.Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

MicroCap
Opportunities
Fund

Emerging
Opportunities
Fund

Annual Reports
October 31, 2007

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) that is below $750 million. The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management and possess modest price-to-sales ratios and price to earnings ratios that are below the company’s long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) that is below $350 million. The Fund seeks to invest in microcap companies that have a high percentage of shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and earnings, and/or possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Table of
Contents

Annual Reports
October 31, 2007

Perritt Capital Management, Inc.
From the desk of Dr. G.W. Perritt, President	2

Perritt MicroCap Opportunities Fund
From the desk of Michael Corbett, President	4
Performance	6
Ten Largest Common Stock Holdings	7
Allocation of Portfolio Net Assets	7
Schedule of Investments	8
Statement of Operations	11
Financial Highlights	11
Statements of Changes in Net Assets	12
Statement of Assets and Liabilities	12
Notes to Financial Statements	13
Reports of Independent Registered Public Accounting Firms	15
Expense Example	16

Perritt Emerging Opportunities Fund
From the desk of Michael Corbett, President	17
Performance	19
Ten Largest Common Stock Holdings	20
Allocation of Portfolio Net Assets	20
Schedule of Investments	21
Statement of Operations	24
Financial Highlights	25
Statements of Changes in Net Assets	26
Statement of Assets and Liabilities	26
Notes to Financial Statements	27
Reports of Independent Registered Public Accounting Firms	29
Expense Example	30

Perritt Funds
Directors and Officers	31
Information	32

Dr. G. W. Perritt
President
Perritt Capital
Management, Inc.

Who Needs Micro-Caps?

It seems as though every time I turn on a financial news program or read a financial magazine, someone is telling me to dump my micro- and small-cap stocks and pack my portfolio with mega-cap stocks instead.  I guess if everyone followed this advice, the micro-cap sector of the market and micro-caps stocks in general would all but disappear.

That would surely be a shame because micro-cap firms touch our lives in so many ways. These firms employ millions of American workers and provide products and services that many of us use in our daily lives.  Here are but a small handful of such companies contained in the portfolios of the Perritt MicroCap Opportunities and Emerging Opportunities Funds.

Although winter is just upon us and summer is more than six months away, you may be dreaming about next year’s summer vacation.  If so, you might stop by a nearby RV deal-ership and check out Aurora Class A motor homes with a full wall slide-out manufactured by Coachman Industries (COA).  While you are out, why not check out the recreational boats like Boston Whaler or Hatteras displayed in one of Marine Max’s (HZO) 88 retail locations. While waiting for summer, why not take the family to the 70mm movie experience in a nearby IMAX Corp (IMAX) theater.

Are you looking forward to a college football bowl game or the NFL playoffs?  Why not relax in front of the TV in a new recliner built by La Z Boy (LZB)?  You may also want to enhance your audio/video experience with a new home entertainment center built by Stanley Furniture (STLY).  Or perhaps you have been thinking of changing the décor in your living room, dining room, or bedroom.  Take a trip to a Haverty Furniture (HVT) showroom or stop by an independent furniture dealer to check out the latest Hooker (HOFT) brand residential wood, metal, or upholstered leather furniture.

Do you have a budding musician at home?  You may want to consider an investment in a Steinway (LVB) upright or grand piano.  Perhaps your child or grandchild is a member of the marching band or school orchestra.  Chances are that their musical instrument was manufactured by Steinway that counts Selmer, Conn and Ludwig among its many popular brands of musical instruments.

Thinking about a new outfit or two? Check out men’s tailored clothing (including shirts and ties) or women’s career apparel and designer knitwear manufactured by Hartmarx (HMX) or Perry Ellis (PERY).  Compliment your new wardrobe with Tandy Brands (TBAC) fashion accessories such as belts, handbags, hats, or even a new wallet.  You’ll find these items and other sporting goods merchandise offered under the company’s licensed brand names such as Dockers, Levis, Jones New York, and Haggar.  If you are headed for the golf course instead of the office, arrive at the first tee with the latest men’s and women’s golf attire manufactured by Ashworth (ASHW) and sold in the club’s pro shop.  Complete your wardrobe with casual footwear manufactured by the Phoenix Footwear Group (PGX) and sold under the Trotter’s, H.S. Trask, Soft Walk and Tommy Bahama brand names.

With winter weather fast approaching, don’t forget about your automobile.  The Midas Group (MDS) will replace your worn out exhaust system, brakes, shocks and struts in any one of its 1,751 shops located in all 50 states.  If you need an oil change, engine tune-up, wheel alignment or a new set of tires, Monro Muffler (MNRO) can more than adequately meet your needs.

Keep your family safe with a Napco (NSSC) home security alarm system Remodel your kitchen or perhaps add a new outdoor deck to entertain family and friends with products from Home Depot installed profes sionally by US Home Systems (USHS).  Don’t forget to change your heating and/or air conditioning filters this year.  Flanders’ (FLDR) line of residential air filters are sold at your nearby hardware outlet.  Do you need a few kitchen gadgets to assist with the preparation of your holiday feasts?  Most likely you’ll find that those needed items are manufactured by Lifetime Brands (LCUT) and sold under the Farberware and other brand names.

Perhaps you just want to relax in front of the fireplace on a cold winter evening with a glass of wine. May we suggest a fine Pinot Noir, a Pinot Gris, or Chardonnay produced in Oregon’s Willamette valley by Willamette Valley Vinyard (WVVI). You may want to complement that beverage by nibbling on a few Fisher brand nuts processed and sold by John B. Sanfilippo and Son (JBSS).

I think you are getting my drift by now.  The American economy is composed of thousands of public companies, both large and small. To ignore either when assembling your overall investment portfolio would be a large mistake.  In fact, both professional and corporate investors have not overlooked this market sector as witnessed by the record number of buyouts (a total of 19) experienced by the Perritt MicroCap Opportunities Fund this year.

Gerald W. Perritt

Past performance is not a guarantee of future results.

Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

T he Perritt MicroCap Opportunities Fund produced a 16.64 percent return in fiscal 2007.  The MSCI Microcap Index returned 6.37 percent and the Russell 2000 Index returned 9.27 percent during the same period.  (A more detailed report of the Fund and its benchmark’s long term performance results can be found on page six of this report.)

The Fund significantly outperformed its benchmark during the past year for several reasons.  First, 19 companies received buyout offers, which was a record number of buyouts for the Fund.  We have included a list of the buyouts in the table below. While some of these buyouts were from larger companies, the majority of the buyouts were initiated by private equity firms.

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

A Record Year for Buyouts

24/7 Media
@Road
Corillian
Factory Card &
Party Outlet
Horizon Health
Inter-Tel
MapInfo
Maritrans
Metal
Management
Microtek
Medical
Holdings
Northern Orion
Resources
Novatel
Option Care
PW Eagle
Stratagene
Synagro
Technologies
United Resources
World Air Holdings
Zevex International

Another reason for the strong performance relative to the Fund’s benchmark is industry weight differences.  The most significant difference is in the financial services industry weights.  As of October, the Fund had approximately three percent of assets in financial services versus 24 percent for the Russell 2000 Index.  Due to the subprime and credit issues, the financial services industry was the weakest industry group during the past 12 months.  We avoided investments within the financial services industry due to lofty valuations, not because of the subprime and credit issues. While the Fund’s investment exposure to financial services has not changed recently, we have started to explore some investments within the financial services industry.

The final reason for the Fund’s strong performance relative to the benchmark is our value discipline.  We adhere to a strict value discipline when purchasing securities for the Fund.  With the large number of buyouts this year and valuations a little rich for our discipline, we maintained an above average level of cash equivalents, particularly in the second half of the fiscal year.  The net result contributed to the Fund’s strong performance relative to that of the Russell 2000 Index.

If you have read this annual report in previous years, you are aware of our prediction that the buyout activity would be robust.

Our prediction finally came true with more than 10 percent of the portfolio bought out during the past year.  We believe this buyout activity should continue for the same reasons as in the past.  The increased amount of regulations, particularly from Section 404 of the Sarbanes Oxley Act, has motivated management teams to pursue private equity firms to take their companies private.  There is also a record amount of cash equivalents in companies and individual coffers.  With the likely slowdown in the U.S. economy and even a possible recession, we believe larger companies and foreign companies will use their cash to buy some bargains within the small and micro-cap universe.

At fiscal year end, the portfolio contained 168 companies, 35 of which were added during the year (The Fund’s 10 largest holdings are described in detail on page 7).  The Fund’s portfolio is now priced at 20 times our 2007 earnings estimate and a little more than 16 times our 2008 earnings estimate.  On average, the stocks in the portfolio are priced at 1.2 times revenue and the median market capitalization is approximately $258 million.  As we have said before, it is prudent to invest new money slowly and wait for more attractively priced securities.  The larger than normal buyout activity has boosted our cash position to an above-average level of 13.5 percent.

We are also proud to report that the Fund’s expense ratio remains below the industry average for micro-cap funds.  The Fund’s expense ratio for the past fiscal year was 1.27 percent, which is slightly lower than last year’s level.  The Fund’s assets increased slightly during the past year, which is the main reason for the Fund’s lower expense ratio.  The Perritt Capital Management team remains committed to maintaining an expense ratio below the industry average.

I want to thank my fellow shareholders of the Perritt MicroCap Opportunities Fund for their continued support and confidence in our ability.  We look forward to helping you achieve your long-term investment objectives.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web page at www.perrittmutual-funds.com.

Michael Corbett President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Perritt MicroCap Opportunities Fund

Performance*	October 31, 2007

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. The MSCI® U.S. MicroCap Index had an inception date of June 2, 2003. CPI is the rate of inflation as measured by the government’s consumer price index.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns** Periods ended October 31, 2007
	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	16.64%	65.49%	203.35%	227.38%
Russell 2000® Index	9.27%	46.94%	135.37%	116.04%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	6.37%	40.62%	NA	NA
(reflects no deduction for fees and expenses)
CPI	3.54%	9.45%	15.24%	29.29%

Average Annual Total Returns** Periods ended October 31, 2007
	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	16.64%	18.28%	24.83%	12.58%
Russell 2000® Index	9.27%	13.69%	18.67%	8.01%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	6.37%	12.03%	NA	NA
(reflects no deduction for fees and expenses)
CPI	3.54%	3.06%	2.88%	2.60%

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings	October 31, 2007

Universal Electronics, Inc. (UEIC) provides pre-pro-
grammed wireless control products and audio/video accessories for home entertainment systems.  Its products include standard and touch screen remote controls; antennas; and various audio/video accessories, including signal boosters, television brackets, and audio/video cleaning products, as well as micro-controllers.

Apogee Enterprises, Inc. (APOG) engages in the design and development of glass products, services, and systems. The Company operates in two segments, Architectural Products and Services, and Large-Scale Optical Technologies.

Aladdin Knowledge Systems Ltd. (ALDN), along with its subsidiaries, provides security solutions that reduce software theft, authenticate network users, and protect against spam and viruses.  The Company operates in two segments, Software Digital Rights Management and Enterprise Security.

Michael Baker Corporation (BKR) provides engineer-
ing and energy services for public and private sector clients in the United States and internationally. The Company's engineering services include design and related consulting services.  It also provides services in the water/wastewater, pipeline, emergency and consequence management, resource management, and telecommunications markets. The Company's energy-related services comprise outsourcing solutions of specific services to independent oil and gas producing companies.

Uranium Resources, Inc. (URRE) engages in the acquisition, exploration, development, and mining of uranium properties, using the in situ recovery or solution mining process.  Its primary customers include utilities who utilize nuclear power to generate electricity.

Newpark Resources, Inc. (NR) provides integrated fluids management, environmental, and oilfield services.  It provides its products and services to major and independent oil and gas exploration companies primarily in North America.

NATCO Group, Inc. (NTG) provides wellhead process equipment, systems and service used in the production of oil and gas.  The Company’s production equipment is used onshore and offshore.  It operates in three segments: Oil and Water Technologies, Gas Technologies, and Automation and Controls.

Darling International, Inc. (DAR) provides rendering, recycling, and recovery solutions to the food industry.  It has two segments, Rendering and Restaurant Services. The Rendering segment engages in the collection and processing of animal by-products. It converts these products principally into oils and proteins utilized by the agricultural, leather, and oleo-chemical industries. The Restaurant Services segment involves the collection of used cooking oils from food service establishments and recycling them into similar products.

Team, Inc. (TISI) provides specialty maintenance and construction services for maintaining high temperature and high pressure piping systems and vessels utilized in heavy industries. The Company offers leak repair services as well as field valve repair. The company markets its services to companies in the petrochemical, refining, power, pipeline, pulp and paper, steel, aerospace, and automotive industries.

PC Mall, Inc. (MALL) is a direct marketer of computer hardware, software, peripherals, electronics, and other consumer products and services. Its product portfolio is comprised of notebooks, desktops and servers, software, home electronics, printers, storage and related supplies, displays, network and telecommunications, memory, and input devices.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Net Assets	October 31, 2007

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2007

Shares	COMMON STOCKS – 86.99%	Value
Air Freight & Logistics - 0.16%
37,400	Park-Ohio Holdings Corp. (a)	$892,738
Auto Parts and Equipment - 1.26%
194,200	Midas, Inc. (a)	3,101,374
82,500	Monro Muffler Brake, Inc.	1,879,350
242,000	Sorl Auto Parts, Inc. (a)	2,175,580
		7,156,304
Biotechnology - 1.25%
363,000	ThermoGenesis Corp. (a)	802,230
583,551	Trinity Biotech PLC ADR (a)	5,368,669
1,000,000	Zila, Inc. (a)	970,000
		7,140,899
Building Materials - 0.89%
345,000	Comfort Systems USA, Inc	5,043,900
Business Services - 5.54%
290,000	Barrett Business Services, Inc.	4,927,100
237,000	Clearpoint Business Resources, Inc. (a)	910,080
90,000	Exponent, Inc. (a)	2,718,900
33,500	Forrester Research, Inc. (a)	794,620
250,000	GP Strategies Corporation (a)	2,747,500
299,200	RCM Technologies, Inc. (a)	2,285,888
229,700	Rentrak Corporation (a)	3,514,410
180,000	Team, Inc. (a)	5,794,200
136,500	TechTeam Global, Inc. (a)	1,749,930
287,100	Tier Technologies, Inc. (a)	3,021,728
70,000	World Fuel Services Corporation	3,100,300
		31,564,656
Chemicals & Related Products - 1.27%
308,000	Aceto Corporation	2,707,320
128,450	Penford Corporation	4,530,431
		7,237,751
Commercial Services & Supplies - 0.79%
89,932	Hill International, Inc. (a)	921,803
600,000	Home Solutions of America, Inc. (a)	1,518,000
191,036	ICT Group, Inc. (a)	2,086,113
		4,525,916
Computers & Electronics - 3.31%
133,400	Comarco, Inc.	727,030
365,000	GSI Group Inc. (a)	3,431,000
276,900	Hypercom Corp. (a)	1,498,029
805,000	InFocus Corporation (a)	1,328,250
345,000	Optimal Group, Inc. (a)	1,600,800
301,000	Overland Storage, Inc. (a)	611,030
177,450	PAR Technology Corp. (a)	1,518,972
310,000	PC-Tel, Inc. (a)	2,700,100
209,350	Rimage Corporation (a)	5,472,409
		18,887,620

Construction & Engineering - 0.99%
137,400	Insituform Technologies, Inc. (a)	1,931,844
150,000	Sterling Construction Company (a).	3,729,000
		5,660,844
Consumer Products - Distributing - 0.19%
247,000	China 3c Group (a)	1,109,030
Consumer Products - Manufacturing - 9.87%
314,500	Ashworth, Inc. (a)	1,748,620
125,700	Emak Worldwide, Inc. (a)	285,339
615,400	Emerson Radio Corp. (a)	1,538,500
231,701	Flexsteel Industries, Inc.	3,266,984
400,000	Furniture Brands International, Inc.	4,820,000
401,300	Hartmarx Corporation (a)	2,066,695
261,500	Hauppauge Digital, Inc. (a)	1,038,155
110,150	Hooker Furniture Corporation	2,372,631
400,000	Kimball International, Inc.	5,332,000
400,000	La-Z-Boy, Inc.	3,156,000
157,148	Lifetime Brands, Inc.	2,520,654
119,000	Matrixx Initiatives, Inc. (a)	2,059,890
65,000	Measurement Specialties, Inc. (a)	1,803,100
59,800	The Middleby Corporation (a)	3,987,166
150,000	Noble International, Ltd.	2,800,500
100,000	Perry Ellis International, Inc. (a)	2,320,000
94,000	Stanley Furniture Company, Inc.	1,284,040
97,000	Steinway Musical Instruments, Inc.	2,905,150
118,600	Tandy Brands Accessories, Inc.	1,277,322
270,000	Universal Electronics, Inc. (a)	9,747,000
		56,239,746
Consumer Services - 0.45%
312,700	Rural / Metro Corporation (a)	941,227
180,000	Stewart Enterprises, Inc. - Class A	1,632,600
		2,573,827
Electronic Equipment & Instruments - 0.43%
205,000	Zygo Corp. (a)	2,410,800

Energy & Related Services - 1.24%
133,400	Michael Baker Corporation (a)	7,042,186
Environmental Services - 1.42%
224,600	American Ecology Corporation	5,376,924
291,884	Perma-Fix Environmental Services (a)	837,707
230,000	Versar, Inc. (a)	1,886,000
		8,100,631
Financial Services - 1.65%
234,523	Nicholas Financial, Inc. (a)	1,948,886
471,051	Sanders Morris Harris Group, Inc.	4,281,854
260,000	TradeStation Group, Inc. (a)	3,172,000
		9,402,740

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2007

Food - 1.29%
600,000	Darling International Inc. (a)	6,036,000
155,000	John B. Sanfilippo & Sons, Inc. (a)	1,325,250
		7,361,250
Insurance - 1.01%
302,300	CRM Holdings Ltd. (a)	2,076,801
588,100	Penn Treaty American Corporation (a)	3,705,030
		5,781,831
Leisure - 0.71%
409,700	Century Casinos, Inc. (a)	2,929,355
940,500	Youbet.com, Inc. (a)	1,119,195
		4,048,550
Medical Supplies & Services - 5.57%
217,804	Allied Healthcare Products, Inc. (a)	1,448,397
626,700	BioScrip, Inc. (a)	4,907,061
400,000	CardioTech International, Inc. (a)	500,000
275,000	Five Star Quality Care, Inc. (a)	2,516,250
1,010,000	Healthtronics, Inc. (a)	4,807,600
393,000	Home Diagnostics, Inc. (a)	3,533,070
250,000	Mannatech, Inc	1,987,500
79,404	Medical Action Industries, Inc. (a)	1,632,546
102,500	National Dentex Corporation (a)	1,783,500
276,000	Natus Medical, Inc. (a)	4,995,600
97,700	Psychemedics Corporation	1,656,015
400,000	VIVUS, Inc. (a)	1,996,000
		31,763,539
Military Equipment - 0.97%
307,517	Force Protection, Inc. (a)	5,504,554
Minerals & Resources - 3.73%
235,000	Allied Nevada Gold Corp. (a)	1,741,350
160,600	AM Castle & Co.	4,834,060
194,000	Fronteer Development Group, Inc. (a)	2,434,700
90,000	Seabridge Gold Inc. (a)	3,249,000
288,700	Vista Gold Corp. (a)	2,078,640
556,045	Uranium Resources, Inc. (a)	6,922,760
		21,260,510

Oil & Gas - 10.97%
270,000	Allis-Chalmers Energy, Inc. (a)	4,743,900
20,000	Arena Resources, Inc. (a)	730,200
191,600	Brigham Exploration Company (a)	1,412,092
88,200	Callon Petroleum Co. (a)	1,285,956
100,000	Carrizo Oil & Gas, Inc. (a)	5,139,000
316,900	CE Franklin Ltd. (a)	3,264,070
550,000	Edge Petroleum Corp. (a)	4,994,000
684,300	Gasco Energy, Inc. (a)	1,553,361
48,000	GMX Resources, Inc. (a)	1,848,480
80,000	GulfMark Offshore, Inc. (a)	3,726,400
205,000	Gulfport Energy Corp. (a)	4,538,700
130,000	Mitcham Industries, Inc. (a)	2,826,200
118,200	NATCO Group, Inc. - Class A (a)	6,301,242
1,045,900	Newpark Resources, Inc. (a)	6,557,793
170,051	Star Gas Partners LP (a)	778,833
22,267	Tengasco, Inc. (a)	16,032
216,500	TransGlobe Energy Corporation (a)	1,236,215
222,100	TXCO Resources, Inc. (a)	2,578,581
370,600	Union Drilling, Inc. (a)	4,940,098
800,000	VAALCO Energy, Inc. (a)	4,064,000
		62,535,153
Real Estate - 0.53%
237,043	Monmouth Real Estate
	Investment Corporation - Class A	1,960,346
26,600	Tejon Ranch Co. (a)	1,066,128
		3,026,474
Retail - 3.40%
17,227	Duckwall-ALCO Stores, Inc. (a)	629,302
343,400	Haverty Furniture Companies, Inc.	2,918,900
134,000	MarineMax, Inc. (a)	1,908,160
327,595	PC Mall, Inc. (a)	5,732,913
118,195	Rush Enterprises, Inc. - Class A (a)	2,003,405
117,477	Rush Enterprises, Inc. - Class B (a)	1,884,331
426,600	Sport Supply Group, Inc.	4,321,458
		19,398,469
Semiconductor & Related Products - 2.83%
371,800	Actel Corporation (a)	4,234,802
565,300	Catalyst Semiconductor, Inc. (a)	3,487,901
200,000	CyberOptics Corporation (a)	2,502,000
725,029	FSI International, Inc. (a)	1,587,814
199,000	Rudolph Technologies, Inc. (a)	2,592,970
140,860	Techwell, Inc. (a)	1,749,481
		16,154,968

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments Continued	October 31, 2007

Software - 5.57%
328,300	Aladdin Knowledge Systems Ltd. (a)	7,862,785
313,000	American Software, Inc. - Class A	2,538,430
490,800	iPass, Inc. (a)	2,355,840
100,000	Moldflow Corporation (a)	1,524,000
200,000	Netscout Systems, Inc. (a)	3,092,000
365,000	Packeteer, Inc. (a)	3,171,850
300,000	Smith Micro Software, Inc. (a)	4,623,000
273,100	Ulticom, Inc. (a)	2,253,075
250,000	Vignette Corp. (a)	4,310,000
		31,730,980
Specialty Manufacturing - 8.37%
268,050	Aaon, Inc.	4,894,593
100,000	AEP Industries, Inc. (a)	3,985,000
396,000	Apogee Enterprises, Inc.	9,317,880
118,000	Coachmen Industries, Inc.	731,600
143,402	Columbus McKinnon Corp., NY (a)	4,758,078
749,551	Flanders Corporation (a)	3,680,296
345,000	IMAX Corporation (a)	1,776,750
151,910	Integral Systems, Inc.	3,405,822
238,350	Modtech Holdings, Inc. (a)	405,195
83,991	Northwest Pipe Company (a)	3,100,948
157,000	Olympic Steel, Inc.	4,086,710
79,500	Printronix, Inc.	1,253,715
189,500	RF Monolithics, Inc. (a)	1,118,050
368,750	Spartan Motors, Inc.	5,177,250
		47,691,887
Telecommunications - 7.49%
113,200	Digi International, Inc. (a)	1,815,728
355,800	Ditech Networks, Inc. (a)	1,768,326
500,000	EFJ, Inc. (a)	1,640,000
313,000	Gilat Satellite Networks Ltd. (a)	3,483,690
312,200	Globecomm Systems Inc. (a)	4,820,368
450,000	Harmonic, Inc. (a)	5,544,000
375,100	Intervoice, Inc. (a)	3,675,980
1,003,700	The Management Network Group, Inc. (a).	2,559,435
226,921	Oplink Communications, Inc. (a)	3,431,046
300,000	RADVision Ltd. (a)	3,918,000
220,700	Radyne Corporation (a)	2,273,210
665,000	Seachange International, Inc. (a)	4,129,650
594,100	TeleCommunication
	Systems, Inc. - Class A (a)	2,513,043
542,000	Westell Technologies, Inc. (a)	1,046,060
		42,618,536

Transportation - 3.84%
132,486	Dynamex, Inc. (a)	3,932,184
1,500,000	Grupo TMM S.A. ADR (a)	4,605,000
100,000	Quintana Maritime Ltd	2,795,000
300,000	Stealthgas, Inc.	5,445,000
230,600	USA Truck, Inc. (a)	3,156,914
139,070	Vitran Corporation, Inc. (a)	1,944,199
		21,878,297

TOTAL COMMON STOCKS
	(Cost $410,189,072)	$495,744,586

Principal
Amount	SHORT TERM INVESTMENTS - 13.51%	Value
	Discount Note - 13.51%
$76,959,000	Federal Home Loan Bank
	Discount Note, 8.25%,
	11/01/2007	76,959,000
	Variable Rate Demand Note - 0.00%
802	Wisconsin Corporate Central
	Credit Union , 4.99%, 12/31/2031 (b)	802
TOTAL SHORT TERM INVESTMENTS
	(Cost $76,959,802)	$76,959,802

TOTAL INVESTMENTS
	(Cost $487,148,874) - 100.50%	$572,704,388

Percentages are stated as a percent of net assets
ADR	American Depository Receipt.
(a)	Non income producing security.
(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The interest rate shown is as of October 31, 2007.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Year Ended October 31, 2007
Investment Income:
Dividend income	$2,633,096
Interest income	2,346,457
Total investment income	4,979,553
Expenses:
Investment advisory fee	5,161,367
Shareholder servicing	797,060
Printing & mailing fees	162,526
Administration fee	141,345
Fund accounting expenses	76,425
Custodian fees	47,205
Audit fees	46,188
Federal & state registration fees	45,876
Directors’ fees & expenses	25,563
Legal fees	25,019
Payroll expense **	21,838
Other expense	17,197
Total expenses	6,567,609
Net investment loss	(1,588,056)
Realized and Unrealized Gain on Investments:
Realized gain on investments	80,544,441
Change in unrealized appreciation on investments	(2,875,883)
Net realized and unrealized gain on investments	77,668,558
Net Increase in Net Assets Resulting from Operations	$76,080,502

** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period
		For the Years Ended October 31,
	2007	2006	2005	2004	2003	2002

Net asset value, beginning of period	$32.32	$29.75	$24.46	$22.82	$14.02	$13.86
Income (loss) from investment operations:
Net investment loss	(0.10)[2]	(0.03)[2]	(0.16)[2]	(0.21)[2]	(0.16)[2]	(0.16) [2]
Net realized and unrealized gain on investments	5.06	4.05	6.04	2.65	9.16	0.21
Total from investment operations	4.96	4.02	5.88	2.44	9.00	0.05
Less distributions:
Distributions from net realized gains	(3.05)	(1.46)	(0.60)	(0.83)	(0.23)	(0.11)
Total distributions	(3.05)	(1.46)	(0.60)	(0.83)	(0.23)	(0.11)
Redemption fees	0.01[2]	0.01[2]	0.01[2]	0.03[2]	0.03[2]	0.22[2]
Net asset value, end of period	$34.24	$32.32	$29.75	$24.46	$22.82	$14.02
Total return[1]	16.64%	14.04%	24.41%	10.92%	65.30%	1.93%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$569,856	$492,582	$424,466	$192,884	$131,279	$14,402
Ratio of net expenses to average net assets:	1.27%	1.29%	1.29%	1.25%	1.44%	1.60%
Ratio of net investment loss to average net assets:	(0.30%)	(0.11%)	(0.59%)	(0.90%)	(0.90%)	(1.00%)
Portfolio turnover rate	28.5%	26.1%	24.1%	30.2%	32.0%	118.0%

1 Total return reflects reinvested dividends but does not reflect the impact of taxes.
2 Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2007	October 31, 2006
Operations:
Net investment loss	$(1,588,056)	$(577,147)
Net realized gain on investments	80,544,441	46,682,788
Net increase (decrease) in unrealized appreciation on investments	(2,875,883)	18,335,530
Net increase in net assets resulting from operations	76,080,502	64,441,171
Distributions to Shareholders:
Net realized gains	(46,281,668)	(23,802,991)
Total distributions	(46,281,668)	(23,802,991)
Capital Share Transactions:
Proceeds from shares issued
(5,004,928 and 7,846,935 shares, respectively)	162,424,908	243,384,284
Cost of shares redeemed
(4,941,915 and 7,605,294 shares, respectively)	(155,571,730)	(237,559,859)
Reinvestment of distributions
(1,340,203 and 731,534 shares, respectively)	40,527,738	21,477,829
Redemption fees	93,474	176,093
Net increase in net assets from capital share transactions	47,474,390	27,478,347
Total Increase in Net Assets	77,273,224	68,116,527
Net Assets
Beginning of the Period	492,582,396	424,465,869
End of the Period (including undistributed net investment
income of $0 and $0, respectively)	$569,855,620	$492,582,396

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

October 31, 2007
Assets:
Investments at fair value (cost $487,148,874)	$572,704,388
Cash	524
Dividends and interest receivable	39,128
Receivable for fund shares issued	1,205,759
Prepaid expenses	27,759
Total Assets	573,977,558
Liabilities:
Payable for investments purchased	2,765,255
Payable for fund shares purchased	577,482
Payable to Advisor	483,384
Payable to Directors	8,099
Accrued expenses and other liabilities	287,718
Total Liabilities	4,121,938
Net Assets	$569,855,620
Net Assets Consist of:
Capital stock	$408,575,386
Accumulated undistributed net realized gain on investments sold	75,724,720
Net unrealized appreciation on investments	85,555,514
Total Net Assets	$569,855,620
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	16,641,797
Net asset value per share.	$34.24

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

October 31, 2007

The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Fund.  Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b. Net realized gains and losses on securities are computed using the first-in, first-out method.

c. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d. Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f. Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2007 by increasing net investment income by $1,588,056 and decreasing realized gains by $1,588,056.

2.	Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund.  At October 31, 2007, the Fund had fees due to PCM of $483,384.  For the year ended October 31, 2007, the Fund incurred advisory fees of $5,161,367 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund’s expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined.  The most restrictive percentage for the year ended October 31, 2007 was 1.75%.  For the year ended October 31, 2007, no expenses were required to be reimbursed by PCM.

3.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2007 were as follows:

Purchases			Sales
U.S. Government	Other	U.S. Government		Other
$–	$ 133,683,538	$–		$177,156,977

Perritt MicroCap Opportunities Fund

At October 31, 2007, the Fund had no capital loss carry
forwards.
At October 31, 2007, the components of capital on a tax
basis were as follows:

Cost of Investments	$487,148,874
Gross unrealized appreciation	134,604,441
Gross unrealized depreciation	(49,048,927)
Net unrealized appreciation	$85,555,514
Undistributed net investment loss	$(1,588,056)
Undistributed capital gains	77,312,776
Total undistributed earnings	$75,724,720

The tax character of distributions paid during the years ended
October 31, 2007 and 2006 were as follows:
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Ordinary Income	$8,929,764	$–
Long Term Capital Gain	37,351,899	23,802,991

On November 15, 2007, the Board of Directors of the Fund declared a net realized gain distribution of $4.77 per share.
4.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board the (“FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles in the United States of America, and expands disclosures about fair value measurements.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Management of the Fund  believes the adoption of SFAS 157 will have no material impact on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48  Accounting for Uncertainty in Income Taxes (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years, as of the effective date.  Management of the Fund believes the adoption of FIN 48 will have no material impact on the Fund’s financial statements.

5.	Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

Reports of Independent Registered Public Accounting Firms

Shareholders and Board of Directors of Perritt MicroCap Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Perritt MicroCap Opportunities Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2007, and the related statement of operations, changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2007, the results of its operations, changes in net assets, and the financial highlights for the year then ended in conformity with U.S. generally accepted acounting principles.

McGladrey & Pullen, LLP
Chicago, Illinois
December 11, 2007

We have audited the accompanying statement of operations and changes in net assets of the Perritt MicroCap Opportunities Fund, Inc. (the “Fund”) for the year ended October 31, 2006, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the results of operations, and changes in net assets for the Perritt MicroCap Opportunities Fund, Inc. for the year ended October 31, 2006, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted acounting principles.

Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
December 5, 2006
Perritt MicroCap Opportunities Fund

Expense Example

October 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/07	10/31/07	5/1/07 – 10/31/07[1]
Actual	$1,000.00	$1,034.40	$6.46
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.41

1	Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Although the small and micro-cap segments of the market underperformed their bigger siblings, the Perritt Emerging Opportunities Fund fared well on both an absolute and relative basis.  The Fund posted a 21.13 percent return during the fiscal year ended October 31, 2007, which compares to its benchmark MSCI MicroCap Index return of 6.37 percent.  During the same period, the Russell 2000 Index rose by 9.27 per cent.  The complete performance results can be viewed on page 19. We have included both the Russell 2000 Index and the MSCI MicroCap Index to compare performance of the Fund to the small-cap and micro-cap segment of the marketplace.  We believe the MSCI MicroCap Index is a better proxy of performance for the Fund, mainly due to the size of companies in each index.

The Fund significantly outperformed its benchmark for several reasons.  First, the Fund was significantly underweighted in financial services stocks, two percent of assets, versus the 21 percent financial services weight for the MSCI Microcap Index. Due to the credit and subprime issues, the financial services industry was the worst performing industry within the MSCI MicroCap Index during the past year.  Therefore, the Fund’s underweighting in financial services industry helped the performance relative to its benchmark.  Another reason for the outperformance was related to a few timely investments.  Force Protection (FRPT), Ceragon Networks (CRNT) and Exide Technologies (XIDE) provided a significant contribution to overall performance.  Each of these stocks more than tripled during the past 12 months, which contributed to more than 25 percent of the Fund’s return during the past 12 months. The final reason for the outperformance was a significant increase in buyout activity.  The Fund had 12 buyout offers during the past 12 months: ACR Group, Corillian, Cost-U-Less, Factory Card & Party Outlet, Image Entertainment, MetaSolv, Microtek Medical Holdings, Pacific Internet, Pediatric Services of America, Synagro Technologies, United Retail Group, and Zevex International.

During the past year, investments in 32 companies were liquidated from the Fund.  As we said before, 12 of those companies were sold because they received buyout offers.  Eleven of the positions were sold due to lofty valuations and another nine were sold due to disappointing operating results.

While the past 12 months through October 31 have been a robust period for the Fund and the broader markets, the stock market has been very volatile toward the end of 2007. The market appears to be anticipating a significant slowdown in economic activity or a possible recession for 2008.  We will leave the actual prediction of an economic slowdown or a recession to the pundits.  As we have always done, we will continue to focus on finding quality micro-cap companies at attractive prices.  Given the increased volatility in stocks lately, we believe the number of attractively priced micro-cap companies is growing fast.

Perritt Emerging Opportunities Fund

As of October 31, 2007, the Fund’s portfolio contained the common stocks of 182 companies, 65 of which were added during the year. The Fund’s largest holdings and detailed description can be found on page 20 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at less than 19 times 2007 earnings and slightly more than 14 times 2008 earnings. The average stock in the portfolio is priced at 1.2 times revenue and the median market capitalization is approximately $73 million.  The MSCI Microcap Index, the Fund’s benchmark, trades at more than 2.0 times revenue and the median market capitalization is approximately $160 million.

We are proud to report that the expense ratio for the Perritt Emerging Opportunities Fund declined from 1.67 percent in fiscal 2006 to 1.59 percent for fiscal 2007. Given the asset size of the Fund and the amount of research required within the micro-cap segment of the market, we believe the expense ratio is very reasonable.  The increase in assets from $73 million last year to more than $119 million was the main reason for the lower expense ratio.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at  www.perrittmutualfunds.com.

Michael Corbett President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Performance	October 31, 2007

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. CPI is the rate of inflation as measured by the government’s consumer price index.
Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns** Periods ended October 31, 2007
	Past 1 Year	Past 3 Years	Since Inception
Perritt Emerging Opportunities Fund	21.13%	74.21%	77.35%
Russell 2000® Index	9.27%	46.94%	57.84%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	6.37%	40.62%	50.25%
(reflects no deduction for fees and expenses)
CPI	3.54%	9.45%	10.26%

Average Annual Total Returns** Periods ended October 31, 2007
	Past 1 Year	Past 3 Years	Since Inception
Perritt Emerging Opportunities Fund	21.13%	20.33%	19.81%
Russell 2000® Index	9.27%	13.69%	15.49%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	6.37%	12.03%	13.71%
(reflects no deduction for fees and expenses)
CPI	3.54%	3.06%	3.13%

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 27, 2004) through October
31, 2007. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.
This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Perritt Emerging Opportunities Fund

Ten Largest Common Stock Holdings

ADDvantage Technologies Group, Inc. (AEY) sells new, surplus, and re-manufactured cable television equipment. The Company offers head-end products, such as satellite receivers (digital and analog), integrated receiver/decoders, demodulators, modulators, antennas and antenna mounts, amplifiers, equalizers, and processors.  It also provides distribution products that comprise transmitters, receivers, line extenders, broadband amplifiers, directional taps, and splitters.

Carriage Services, Inc. (CSV) provides death care services and merchandise.  It provides burial and cremation services, including consultation, the removal and preparation of remains, the sale of caskets and the use of funeral home facilities for visitation and worship.

Perceptron, Inc. (PRCP) engages in the design, and manufacture of information-based measurement and inspection solutions for process improvement, primarily for the automotive industry. It also provides technology components that allow customers to add digitizing capabilities to their machines or systems and the integration of its laser-based scanning technology into their proprietary systems.

North America Galvanizing & Coating, Inc.(NGA) engages in the hot dip galvanizing and coating for corrosion protection of fabricated steel products in the United States.  It offers various services, including centrifuge galvanizing for small threaded products, sandblasting, chromate quenching, polymeric coatings, and proprietary coating application systems.

Mitcham Industries, Inc. (MIND) engages in the leasing and sale of seismic equipment. It leases and sells geophysical and other equipment used primarily by seismic data acquisition contractors to perform seismic data acquisition surveys.

Iteris, Inc. (ITI) operates in three segments: Roadway Sensors, Automotive Sensors, and Transportation Systems. The Roadway Sensors segment offers detection systems for traffic intersection control, incident detection, and certain highway traffic data collection applications.  The Automotive Sensors segment consists of a windshield mounted sensor to detect and warn drivers of unintended lane departures.  The Transportation Systems segment offers transportation engineering and consulting services to government agencies.

LMI Aerospace, Inc. (LMIA) provides structural components, assemblies, and kits to the aerospace, defense, and technology industries. It fabricates, machines, finishes, and integrates close tolerance aluminum and specialty alloy components, and sheet metal products.

California Micro Devices Corporation (CAMD)
engages in the design and sale of application specific protection devices and display electronics devices for high volume applications in the mobile handset, digital consumer electronics, and personal computer markets.

Uranium Resources, Inc. (URRE) engages in the acquisition, exploration, development, and mining of uranium properties, using the in situ recovery or solution mining process.  Its primary customers include utilities who utilize nuclear power to generate electricity.

Wonder Auto Technology, Inc. (WATG) engages in
the design, development, manufacture, and sale of automotive electrical parts primarily in the People's Republic of China. It primarily offers starters and alternators, which are used in various types of automobiles, such as sedan and passenger cars, pickup trucks, and sport utility vehicles. Its customers include automakers and automotive components suppliers.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Net Assets	October 31, 2007

Schedule of Investments	October 31, 2007

Shares	COMMON STOCKS – 94.24%	Value
Aerospace & Defense - 0.16%
383,700	OSI Geospatial, Inc. (a)	$195,687
Air Transport - 0.62%
50,000	AeroCentury Corp. (a)	740,000
Auto/Truck Parts & Equipment - 2.28%
229,700	Proliance International, Inc. (a)	576,547
100,000	Sorl Auto Parts, Inc. (a)	899,000
135,000	Wonder Auto Technology, Inc. (a)	1,242,000
		2,717,547
Biotechnology - 1.31%
163,000	Commonwealth Biotechnologies, Inc. (a)	511,820
205,000	Isoray, Inc. (a)	518,650
276,000	Nuvelo, Inc. (a)	527,160
		1,557,630
Building Materials - 2.76%
514,000	Goldfield Corp. (a)	406,060
81,000	Meadow Valley Corporation (a)	964,710
67,300	MFRI, Inc. (a)	1,101,028
129,056	US Home Systems, Inc. (a)	824,668
		3,296,466
Business Services - 7.18%
63,000	Acorn Factor, Inc. (a)	299,250
1,600,654	BrandPartners Group, Inc. (a)	168,069
183,000	Clearpoint Business Resources, Inc. (a)	702,720
150,200	Fortune Industries, Inc. (a)	473,130
132,100	Global Traffic Network, Inc. (a)	932,626
98,000	GP Strategies Corporation (a)	1,077,020
375,971	Newtek Business Services, Inc. (a)	601,553
70,000	PacificNet, Inc. (a)	406,000
115,000	Perceptron, Inc. (a)	1,656,000
87,500	Questar Assessment, Inc. (a)	420,000
68,000	RCM Technologies, Inc. (a)	519,520
48,500	Rentrak Corporation (a)	742,050
100,684	Utix Group, Inc. (a)(c)	30,709
60,000	Willdan Group, Inc. (a)	538,800
		8,567,447
Chemical and Related Products - 0.89%
100,000	Flexible Solutions (a) R
	(Acquired 4/13/05, Cost $375,000)	170,000
93,500	Flexible Solutions International, Inc. (a)	158,950
40,000	KMG Chemicals, Inc.	606,000
60,000	TOR Minerals International, Inc. (a)	121,500
		1,056,450
Communications Equipment - 1.17%
154,661	Allied Motion Technologies, Inc. (a)	711,441
75,000	Ditech Networks, Inc. (a)	372,750
194,800	NMS Communications Corp. (a)	311,680
		1,395,871

Computers & Electronics - 7.08%
205,500	ADDvantage Technologies Group, Inc. (a)	1,831,005
300,000	American Technology Corp. (a)	978,000
80,256	Astrata Group, Inc. (a) R
	(Acquired 4/26/05 and 1/29/07, Cost $210,000)	56,179
249,744	Astrata Group, Inc. (a)	174,821
75,000	Astro-Med, Inc	757,500
46,800	Comarco, Inc	255,060
53,700	Cyberoptics Corp. (a)	671,787
90,000	Napco Security Systems, Inc. (a)	511,200
74,000	Overland Storage, Inc. (a)	150,220
38,223	Rimage Corporation (a)	999,149
495,000	Socket Communications, Inc. (a)	445,500
55,000	Spectrum Control, Inc. (a)	944,350
37,550	Williams Controls, Inc. (a)	675,525
		8,450,296
Consumer Products - Distributing - 1.77%
212,800	China 3c Group (a)	955,472
159,473	KSW, Inc.	1,156,179
		2,111,651
Consumer Products - Manufacturing - 4.36%
57,100	Ashworth, Inc. (a)	317,476
50,837	Emak Worldwide, Inc. (a)	115,400
156,700	Emerson Radio Corp. (a)	391,750
55,000	Flexsteel Industries, Inc	775,500
52,100	Hauppauge Digital, Inc. (a)	206,837
160,000	International Absorbents, Inc. (a)	768,000
25,000	Matrixx Initiatives, Inc. (a)	432,750
75,000	Motorcar Parts of America, Inc. (a)	881,250
345,200	Phoenix Footwear Group, Inc. (a)	866,452
41,000	Tandy Brands Accessories, Inc.	441,570
		5,196,985
Container & Packaging - 0.04%
8,600	UFP Technologies, Inc. (a)	49,020
Electronic Equipment & Instruments - 4.93%
93,200	Elixir Gaming Technologies, Inc. (a)	487,436
32,800	Espey Manufacturing & Electronics Corp	744,560
49,000	Frequency Electronics, Inc.	489,510
400,000	Iteris, Inc. (a)	1,392,000
43,000	Loud Technologies, Inc. (a)	291,970
125,000	Magnetek, Inc. (a)	641,250
45,000	O.I. Corporation	560,025
60,946	Schmitt Industries, Inc. (a)	441,858
191,000	Universal Power Group, Inc. (a)	830,850
		5,879,459
Energy & Related Services - 1.52%
120,000	Deli Solar (a) R (Acquired 3/15/05
	and 10/31/05, Cost $441,000)	396,000
65,000	Mitcham Industries, Inc. (a)	1,413,100
		1,809,100
Environmental Services - 3.08%
80,000	Metalico, Inc. (a)	908,000
480,000	PDG Environmental, Inc. (a)	456,000
385,012	Perma-Fix Environmental Services (a)	1,104,985
524,664	TurboSonic Technologies, Inc. (a)	550,897
80,100	Versar, Inc. (a)	656,820
		3,676,702
Financial Services - 0.96%
73,000	B of I Holding, Inc. (a)	511,000
24,500	Hennessy Advisors, Inc.	275,625
42,700	Nicholas Financial, Inc. (a)	354,837
		1,141,462

The accompanying notes to financial statements are an integral part of this statement.

Perritt Emerging Opportunities Fund

Schedule of Investments Continued	October 31, 2007

Food - 2.08%
164,500	Armanino Foods Distinction, Inc.	145,582
39,400	John B. Sanfilippo & Son, Inc. (a)	336,870
70,000	Monterey Gourmet Foods, Inc. (a)	266,000
455,000	New Dragon Asia Corp. (a)	564,200
250,000	NutraCea (a)	302,500
125,500	Overhill Farms, Inc. (a)	434,230
72,200	Willamette Valley Vineyard, Inc. (a)	428,146
		2,477,528
Industry Machinery - 0.36%
25,000	Met Pro Corp	431,750
Insurance - 0.50%
86,400	CRM Holdings Ltd. (a)	593,568
Leisure - 3.96%
100,000	Century Casinos, Inc. (a)	715,000
200,000	Cybex International, Inc. (a)	916,000
185,000	Envoy Capital Group, Inc. (a)	599,400
68,600	Full House Resorts, Inc. (a)	211,974
1,841,000	IA Global, Inc. (a)	920,500
42,500	Red Lion Hotels Corporation (a)	417,350
145,000	Silverleaf Resorts, Inc. (a)	942,500
		4,722,724
Management Consulting Services - 1.89%
237,700	Management Network Group, Inc. (a)	606,135
140,000	SM&A (a)	945,000
55,000	TechTeam Global, Inc. (a)	705,100
		2,256,235
Medical Supplies & Services - 14.61%
79,000	Allied Healthcare Products, Inc. (a)	525,350
577,000	Amer Bio Medica Corp. (a)	513,530
58,000	American Medical Alert Corporation (a)	564,340
4,800	Bio-Imaging Technologies, Inc. (a)	41,808
41,100	Birner Dental Management Services, Inc.	899,268
222,000	CardioTech International, Inc. (a)	277,500
180,900	Carriage Services, Inc. (a)	1,731,213
201,000	Criticare Systems, Inc. (a)	695,460
193,000	Health Fitness Corp. (a)	602,160
511,910	HearUSA, Inc. (a)	819,056
555,100	Hooper Holmes, Inc. (a)	1,232,322
263,700	Implant Sciences Corp. (a)	527,400
126,203	IRIDEX Corporation (a)	613,347
40,000	Lifecore Biomedical, Inc. (a)	521,200
20,951	MEDTOX Scientific, Inc. (a)	363,290
747,800	Memry Corp. (a)	1,181,524
42,050	National Dentex Corporation (a)	731,670
225,000	NovaMed, Inc.(a)	1,192,500
600,000	Ophthalmic Imaging Systems, Inc. (a)	975,000
1,000,000	PainCare Holdings, Inc. (a)	260,000
233,000	Pharsight Corp. (a)	419,400
270,000	PHC, Inc. (a)	807,300
62,000	Rockwell Medical Technologies, Inc. (a)	451,980
14,300	Span-America Medical Systems, Inc	243,100
168,400	VIVUS, Inc. (a)	840,316
68,500	Zareba Systems, Inc. (a)	404,150
		17,434,184

Minerals & Resources - 2.25%
45,257	Allied Nevada Gold Corp. (a)	335,354
1,005,000	Golden Odyssey Mining Inc. (a)	148,136
85,000	New Gold, Inc. (a)	551,650
100,000	Uranium Resources, Inc.(a)	1,245,000
57,000	Vista Gold Corp. (a)	410,000
		2,690,540
Motion Pictures- 0.33%
65,150	Ballantyne Omaha, Inc.(a)	390,900
Oil & Gas - 4.10%
80,000	Boots & Coots International
	Well Control, Inc. (a)	115,200
65,700	CE Franklin Ltd. (a)	676,710
449,479	Far East Energy Corp.(a) R(Acquired
	12/31/04, 10/31/05, 5/2/07, 5/3/07,
	6/6/07, 8/1/07, 8/3/07, 8/6/07, 8/10/07
	and 9/28/07, Cost $441,215)	615,786
275,000	Gasco Energy, Inc. (a)	624,250
300,000	Magellan Pete Corp. (a)	333,000
237,500	Petro Resources Corp. (a)	477,375
152,500	Teton Energy Corp. (a)	658,800
47,250	TGC Industries, Inc. (a)	523,530
75,000	TXCO Resources, Inc. (a)	870,750
		4,895,401
Pharmaceuticals - 0.51%
628,000	Zila, Inc. (a)	609,160
Retail - 3.62%
145,870	Gottschalks, Inc. (a)	643,287
78,498	GTSI Corp. (a)	872,898
90,000	Hastings Entertainment, Inc. (a)	803,700
98,300	Man Sang Holdings, Inc.	964,323
91,000	Shoe Pavilion, Inc. (a)	197,470
65,000	Sport Supply Group, Inc	658,450
169,900	Varsity Group, Inc. (a)	127,425
295,000	Western Power & Equipment Corp. (a)	59,000
		4,326,553
Road & Rail - 0.95%
150,000	Covenant Transport, Inc.(a)	1,137,000
Semiconductor Related Products - 4.84%
100,000	AXT, Inc. (a)	458,000
282,100	California Micro Devices Corp. (a)	1,235,598
80,000	Cascade Microtech, Inc. (a)	699,200
135,000	Catalyst Semiconductor, Inc. (a)	832,950
223,900	FSI International, Inc. (a)	490,341
216,700	Ibis Technology Corp. (a)	173,360
100,000	Ramtron International Corp (a)	464,000
123,200	Sparton Corporation (a)	623,392
150,000	White Electric Designs Corp. (a)	810,000
		5,786,841
Software - 3.59%
97,000	American Software, Inc. - Class A	786,670
249,000	ARI Network Services, Inc. (a)	372,255
430,740	CTI Group Holdings, Inc.. (a)	137,837
345,300	Evolving Systems, Inc. (a)	618,087
115,000	Global Med Technologies, Inc. (a)	159,850
759,000	Stockgroup Information Systems, Inc. (a)	705,870
46,000	Versant Corp. (a)	992,680
300,000	Wave Systems Corp. (a)	510,000
		4,283,249

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2007

Specialty Manufacturing - 7.46%
150,330	Baldwin Technology Co., Inc. - Class A (a)	781,716
70,000	Core Molding Technologies, Inc. (a)	520,100
356,200	Electric & Gas Technology, Inc. (a)	28,496
69,700	Hawk Corporation - Class A (a)	1,108,230
15,000	Hurco Companies, Inc. (a)	856,500
47,000	LMI Aerospace, Inc. (a)	1,260,070
60,000	Modtech Holdings, Inc. (a)	102,000
37,000	Nobility Homes, Inc.	707,810
187,500	North American Galvanizing & Coating, Inc. (a)	1,627,500
57,000	RF Monolithics, Inc. (a)	336,300
28,000	Universal Stainless & Alloy Products, Inc. (a)	1,043,000
80,000	Veri-Tek International Corp. (a)	532,000
		8,903,722
Telecommunications - 3.08%
105,000	EFJ, Inc. (a)	344,400
40,000	Globecomm Systems, Inc. (a)	617,600
40,000	Micronetics, Inc. (a)	318,000
38,000	Radyne Corporation (a)	391,400
154,000	RELM Wireless Corporation (a)	612,920
195,000	TeleCommunication Systems, Inc.- Class A (a)	824,850
304,990	TII Network Technologies, Inc. (a)	564,231
		3,673,401
TOTAL COMMON STOCKS (Cost $102,283,400)		$112,454,529

Contracts	WARRANTS -0.00%
60,000	Astrata Warrants, Strike Price $3.50,
	Expiring 04/15/2010 (a) R
	(Acquired 4/26/05, Cost $0)	$–
100,000	Flexible Solutions Warrants, Strike Price $4.50,
	Expiring 4/08/2009 (a) R
	(Acquired 4/13/05, Cost $0)	–
	TOTAL WARRANTS (Cost $0)	$–

Principal
Amount	FIXED INCOME SECURITIES - 0.21%	Value
	Real Estate Investment Trusts - 0.21%
$250,000	Monmouth Capital Corporation,
	8.00%, 03/30/2015 R	250,000

	TOTAL FIXED INCOME SECURITIES
	(Cost $250,000)	$250,000

	SHORT TERM INVESTMENTS - 6.09%
	Discount Notes - 6.09%
7,268,000	Federal Home Loan Bank Discount Note,
	4.25%, 11/1/2007	7,268,000

	Variable Rate Demand Notes - 0.00%
113	Wisconsin Corporate Central Credit Union
	Demand Note, 4.99%, 12/31/2031 (b)	113
	TOTAL SHORT TERM INVESTMENTS
	(Cost $7,268,113)	$7,268,113

	TOTAL INVESTMENTS
	(Cost $109,801,513) - 100.54%	$119,972,642

Percentages are stated as a percent of net assets
(a)	Non income producing security.
(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is as of
October 31, 2007.
(c)	Affiliated issuer. See Note 6 to the Financial Statements.
R	Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At October 31, 2007, the value of restricted securities amounted to $1,487,965 or

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Statement of Operations
For the Year Ended October 31, 2007
Investment Income:
Dividend income	$405,821
Interest income	805,317
Total investment income	1,211,138
Expenses:
Investment advisory fee	1,245,505
Shareholder servicing	105,910
Fund accounting expenses	38,244
Audit fees	33,728
Printing & mailing expenses	31,630
Administration fee	30,862
Federal & state registration fees	30,098
Directors’ fees & expenses	22,693
Custodian fees	22,471
Payroll expense **	22,205
Legal fees	22,130
Other expense	19,190
Total expenses	1,624,666

Net investment loss	(413,528)
Realized and Unrealized Gain on Investments:
Realized gain on investments	11,899,456
Change in unrealized appreciation on investments	4,606,687
Net realized and unrealized gain on investments	16,506,143
Net Increase in Net Assets Resulting from Operations	$16,092,615

** Chief Compliance Officer compensation
The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	August 27, 2004[1]
	October 31, 2007	October 31, 2006	October 31, 2005	through October 31, 2004
Net asset value, beginning of period	$14.35	$11.93	$10.17	$10.00
Income (loss) from investment operations:
Net investment loss	(0.06) [2]	(0.08) [2]	(0.15) [2]	(0.01 2)
Net realized and unrealized gain on investments	2.90	2.73	1.92	0.15
Total from investment operations	2.84	2.65	1.77	0.14
Less distributions:
Distributions from net realized gains	(0.76)	(0.24)	(0.01)	–
Total distributions	(0.76)	(0.24)	(0.01)	–
Redemption fees	0.02 [2]	0.01[2]	– [2,6]	0.03[2]
Net asset value, end of period	$16.45	$14.35	$11.93	$10.17
Total return[3]	21.13%	22.65%	17.26%	1.70%[4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$119,323	$72,822	$32,348	$2,996
Ratio of net expenses to average net assets:
Before waiver and reimbursement	1.59%	1.67%	2.22%	17.32%[5]
After waiver and reimbursement	1.59%	1.67%	2.22%	1.95%[5]
Ratio of net investment loss to average net assets:
Before waiver and reimbursement	(0.41%)	(0.55%)	(1.30%)	(16.23%)[5]
After waiver and reimbursement	(0.41%)	(0.55%)	(1.30%)	(0.86%)[5]
Portfolio turnover rate	34.4%	26.7%	64.4%	1.5%

1 Commencement of operations.
2 Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3 Total return reflects reinvested dividends but does not reflect the impact of taxes.
4 Not annualized.
5 Annualized.
6 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2007	October 31, 2006
Operations:
Net investment loss	$ (413,528)	$(377,682)
Net realized gain on investments	11,899,456	4,046,975
Net increase in unrealized appreciation on investments	4,606,687	4,814,003
Net increase in net assets resulting from operations	16,092,615	8,483,296
Distributions to Shareholders:
Net realized gains	(3,710,600)	(718,967)
Total distributions	(3,710,600)	(718,967)
Capital Share Transactions:
Proceeds from shares issued
(5,311,286 and 6,316,049 shares, respectively)	83,450,772	87,222,732
Cost of shares redeemed
(3,378,182 and 4,007,066 shares, respectively)	(52,755,756)	(55,254,261)
Reinvestment of distributions
(243,494 and 56,240 shares, respectively)	3,272,556	700,087
Redemption fees	152,110	41,311
Net increase in net assets from capital share transactions	34,119,682	32,709,869
Total Increase in Net Assets	46,501,697	40,474,198
Net Assets
Beginning of the Period	72,821,783	32,347,585
End of the Period (including undistributed net investment income of
$0 and $0, respectively)	$ 119,323,480	$72,821,783

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities	October 31, 2007

October 31, 2007
Assets:
Investments at fair value (cost $109,801,513)	$119,972,642
Cash	3
Dividends and interest receivable	4,958
Receivable for fund shares issued	419,150
Prepaid expenses	33,636
Total Assets	120,430,389
Liabilities:
Payable for investments purchased	579,071
Payable for fund shares purchased	307,186
Payable to Advisor	123,720
Payable to Directors	8,156
Accrued expenses and other liabilities	88,776
Total Liabilities	1,106,909

Net Assets	$119,323,480
Net Assets Consist of:
Capital stock	$97,715,845
Accumulated undistributed net realized gain on investments sold	11,436,506
Net unrealized appreciation on investments	10,171,129
Total Net Assets	$119,323,480

Capital shares issued and outstanding, $0.00001 par value, 100,000,000 shares authorized	7,252,826
Net asset value per share.	$16.45

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

October 31, 2007

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Company”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Company.  Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b. Net realized gains and losses on securities are computed using the first-in, first-out method.

c. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d. Provision has not been made for federal income tax since the Company has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f. Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Company may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Company has reclassified its net investment loss for the year ended October 31, 2007 by increasing net investment income by $413,528 and decreasing realized gains by $413,528.

2.	Investment Advisory Agreement
The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated.  Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net  assets in excess of $200 million.  At October 31, 2007, the Company had fees due to PCM of $123,720.  For the year ended October 31, 2007, the Company incurred advisory fees of $1,245,505 pursuant to the investment advisory agreement.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.

Any reimbursement of expenses by PCM (whether required by state law or voluntary on the part of PCM) shall be made on a monthly basis and will be paid to the Company by a reduction in PCM’s advisory fee, subject to later adjustment month by month for the remainder of the Company’s fiscal year if accrued expenses thereafter fall below the expense limitation.  There were no cumulative expenses subject to recapture or reimbursement by PCM, pursuant to the aforementioned conditions at October 31, 2007.

3.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2007 were as follows:

Purchases			Sales
U.S. Government	Other	U.S. Government		Other
$–	$55,190,404	$–		$29,977,324

At October 31, 2007, the Fund had no capital loss carry forwards.

At October 31, 2007, the components of capital on a tax
basis were as follows:

Cost of investments	$109,801,513
Gross unrealized appreciation	$22,836,262
Gross unrealized depreciation	(12,665,133)
Net unrealized appreciation	$10,171,129

Undistributed net investment loss	$(413,528)
Undistributed capital gains	11,850,034
Total undistributed earnings	$11,436,506

The tax character of distributions paid during the years ended October 31, 2007 and 2006 were as follows:

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Ordinary Income	$1,022,262	$685,744
Long Term Capital Gain	2,688,335	33,223

Perritt Emerging Opportunities Fund

Notes to Financial Statements

On November 15, 2007, the Board of Directors of the Company declared a net realized gain distribution of $1.59 per share.

4.	Restricted Securities
The Company owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Company after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Company has the right to include these securities in such registration, generally without cost to the Company.  The Company has no right to require registration of unregistered securities.  At October 31, 2007, the Company held restricted securities with an aggregate market value of $1,487,965 representing 1.25% of total net assets of the Company.

5.	New Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board the (“FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America, and expands disclosures about fair value measurements.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Management of the Fund believes the adoption of SFAS 157 will have no material impact on the Fund’s financial statements.

In July 2006, the FASB released FASB Interpretation No. 48
Accounting for Uncertainty in Income Taxes (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of  preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. and is to be applied to all open tax years, as of the effective date.  Management of the Fund believes that the adoption of FIN 48 will have no material impact on the Fund’s financial statements.

6.	Transactions With Affiliates
The following issuer is affiliated with the Company; that is the Company held 5% or more of the outstanding voting securities at October 31, 2007. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuer is:

Issuer Name	UTIX Group, Inc.
Share Balance at November 1, 2006	–
Additions	100,684
Reductions	–
Share Balance at October 31, 2007	100,684
Dividend Income	–
Value at October 31, 2007	$30,709

7.	Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

Reports of Independent Registered Public Accounting Firms

Shareholders and Board of Directors of Perritt Emerging Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Perritt Emerging Opportunities Fund (the “Fund”), a series of Perritt Funds, Inc., including the schedule of investments, as of October 31, 2007, and the related statement of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Emerging Opportunities Fund as of October 31, 2007, the results of its operations, changes in net assets, and the financial highlights for the year then ended in conformity with with U.S. generally accepted acounting principles.

McGladrey & Pullen, LLP
Chicago, Illinois
December 11, 2007

We have audited the accompanying statement of operations and changes in net assets of the Perritt Emerging Opportunities Fund (the “Fund”), a series of Perritt Funds, Inc. for the year ended October 31, 2006, and the financial highlights for the years ended October 31, 2006, and 2005 and the period from August 27, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the results of operations, changes in net assets for the Perritt Emerging Opportunities Fund for the year ended October 31, 2006, and the financial highlights for the years ended October 31, 2006 and 2005 and the period from August 27, 2004 (commencement of operations) to October 31, 2004, in conformity with with U.S. generally accepted acount-ing principles.

Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
November 28, 2006

Perritt Emerging Opportunities Fund

Expense Example	October 31, 2007

October 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/07	10/31/07	5/1/06 – 10/31/07[1]
Actual	$1,000.00	$1,046.40	$7.89
Hypothetical (5% return before expenses)	1,000.00	1,017.49	7.78

1	Expenses are equal to the Fund’s annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Directors
and Officers

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc. “Inside” directors are officers of Perritt Capital Management. The Board of Directors elects the Funds’ officers, who are listed below. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Perritt MicroCap Opportunities Fund
&
Perritt Emerging Opportunities Fund

Independent Directors

Dianne C. Click, 45
MicroCap - Indefinite Term
12 years of service
Emerging - Indefinite Term
3 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has owned her own real estate sales company, Bozeman Broker Group, since April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.

David S. Maglich, 50
MicroCap - Indefinite Term
19 years of service
Emerging - Indefinite Term
3 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Inside Director

Gerald W. Perritt, 65
MicroCap - Indefinite Term
20 years of service
Emerging - Indefinite Term
3 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the  MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

Officers

Michael J. Corbett, 42
MicroCap - Indefinite Term
16 years of service
Emerging - Indefinite Term
3 years of service
Mr. Corbett has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

Gerald W. Perritt, 65
MicroCap - Indefinite Term
20 years of service
Emerging - Indefinite Term
3 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.

Robert A. Laatz, 63
MicroCap - Indefinite Term
10 years of service
Emerging - Indefinite Term
3 years of service
Mr. Laatz has served as Chief Compliance Officer for both funds since Septem-ber 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, and as Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 65
MicroCap - Indefinite Term
2 years of service
Emerging - Indefinite Term
2 years of service
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

MicroCap
Opportunities
Fund

Emerging
Opportunities
Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor

Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm

McGladrey & Pullen, LLP
One South Wacker Drive
Chicago, IL 60606-3392

Legal Counsel

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian

U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statement of Additional Information contains information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have at least one audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, McGladery & Pullen, LLP, to perform audit services, audit-related services, tax services and other services during the past fiscal year.  Altschuler, Melvoin & Glaser LLP was engaged by the registrant to perform these services for the fiscal year ended 10/31/2006.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit and that are not reported as audit services.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed, or expected to be billed, in each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2007	FYE 10/31/2006
Audit Fees	$35,000	$33,000
Audit-Related Fees	$0	$0
Tax Fees	$2,750	$2,500
All Other Fees	$0	$0

It is the policy of the board of directors that all audit and non-audit services rendered by the registrant’s principal accountant must have the prior approval of the board of directors.  There were no audit-related services, tax services or other services described above that were approved by the board of directors pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The following table discloses for the last two years, the aggregate non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliates”).

Non-Audit Related Fees	FYE 10/31/2007	FYE 10/31/2006
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountant has not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser or the Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Sarbanes-Oxley code of ethics for the Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*  /s/ Michael J. Corbett
Michael J. Corbett, President

Date      12/19/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Michael J. Corbett
   Michael J. Corbett, President

Date       12/19/2007

By (Signature and Title)*     /s/ Samuel J. Schultz
Samuel J. Schulz, Treasurer

Date       12/19/2007

* Print the name and title of each signing officer under his or her signature.